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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 1998
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                            CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-27314                  11-2994671
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 State or Other Jurisdiction         Commission             (IRS Employer
      of Incorporation               File Number          Identification No.)


     565 Taxter Road, Elmsford, New York                        10523-2300
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   (Address of Principal Executive Offices)                      Zip Code



Registrant's telephone number, including area code:  (914) 592-6677

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                         Former name or former address,
                          if changed since last report



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Item 5.  Other Events.

         On August 29, 1998, Cityscape Financial Corp. (the "Company") and Cityscape Corp., the Company's wholly-owned subsidiary ("CSC"), distributed their Solicitation and Disclosure Statement dated August 28, 1998 and related materials (the "Disclosure Statement") to the holders as of August 28, 1998 of the Company's 12 3/4% Series A Senior Notes due 2004, the Company's 6% Convertible Subordinated Debentures due 2006, the Company's 6% Convertible Preferred Stock, Series A and the Company's 6% Convertible Preferred Stock, Series B. The Disclosure Statement was distributed in connection with the pre-petition solicitation of votes with respect to a proposed restructuring of the Company and CSC, the terms of which are embodied in a joint prepackaged Chapter 11 Plan of Reorganization. The solicitation is scheduled to expire on September 30, 1998, unless extended in the sole discretion of the Company and CSC.

         A copy of the Disclosure Statement is included as an exhibit to this filing.

Item 7.  Financial Statements and Exhibits

         (b) Exhibits.

         99.1 Solicitation and Disclosure Statement dated August 28, 1998 (including the Company's and CSC's Joint Plan of Reorganization, attached as Exhibit I)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CITYSCAPE FINANCIAL CORP.
                                       (Registrant)



                                   By:    /s/Tim S. Ledwick
                                      ---------------------
                                   Name:  Tim S. Ledwick
                                   Title: Vice President and Chief
                                          Financial Officer

Dated:  September 4, 1998


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                               INDEX TO EXHIBITS
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Exhibits        Description                                   Page
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99.1            Solicitation and Disclosure Statement
                dated August 28, 1998 (including the
                Company's and CSC's Joint Plan of
                Reorganization, attached as Exhibit I)